Hotel Emblem, San Francisco Investor Presentation | February 2020 1

Recent Events February 2020 • DiamondRock announces full year 2020 guidance: RevPAR Growth -0.5% to 1.0% Total RevPAR Growth 0.5% to 3.0% Adjusted EBITDA $245MM - $255MM Adjusted FFO $203MM - $211MM Adjusted FFO per share $1.00/sh to $1.04/sh (based on 203 million diluted shares) • 2020 group pace up 14% and over 72% of budgeted group business already under contract January 2020 Names Aimbridge/Interstate as Manager of Westin Boston Waterfront • Aimbridge/Interstate replaces brand management in January 2020 • Expected to generate several million dollars of incremental annual EBITDA • Westin franchise expires 2026 • Only facility connected to Boston Convention & Exposition Center (BCEC), largest in Northeastern U.S. • 2020 group booking pace (revenue) up over 30% 2

Agenda DiamondRock at a Glance 1 Resort Focus Capturing Secular Growth 2 ROI Projects Creating Shareholder Value 3 Frenchman’s Reef Relaunch Accelerating Earnings Growth 4 Opportunistic Recycling Capturing Secular Growth 5 Asset Repositioning Unlocking Asset Value 6 2020 Setup Group Pace up 14% 3

COMPANY OVERVIEW 4 The Landing, Lake Tahoe

DiamondRock at a Glance KEY STATISTICS RECENT HIGHLIGHTS Hotels (Rooms) 31 (>10K) • Q4 2019 Results Enterprise Value $3.1B • Total RevPAR up 1.6% • RevPAR up 1.5% Market Cap $2.1B • EBITDA Margin of 29.25% • Adj FFO per share of $0.27 Enterprise Value / Key ~$305K Dividend Yield 4.8% • Successfully settled Frenchman’s Reef insurance claim for $246.75MM YE19 Net Debt/EBITDA 3.7x Market data as of 2/18/20 URBAN AND RESORT HOTELS IN TOP MARKETS HIGH QUALITY BRANDS 4% San 3% Denver 4% Diego Washington DC 4% Other Independent 4% San 4% Francisco 30% Resort 9% 11% Other 11% (1) CBD Frenchman's Westin Reef (2) Courtyard Autograph Renaissance 11% New York 76% Sheraton 14% Boston 14% Chicago . (1) Other CBD includes Burlington Hilton, Salt Lake City Marriott, and Worthington Renaissance. 5 (2) Based on 2016 actual EBITDA

High Quality Portfolio in Key Gateway Markets Approximately 2/3 of portfolio located in top, gateway markets. 6

Strong Resort Market Presence Approximately 1/3 of portfolio located in destination resort markets. 7

Top-Tier Portfolio Quality 2018 Portfolio Average Daily Rate $246 $237 $233 $229 $226 $221 $219 Peer Average: $223 $173 PEB DRH HT SHO HST PK (1) XHR RLJ Top Tier (1) Proforma for Chesapeake merger Source: Company Filings as of Q4 2018. 8

2020 Full-Year Guidance 2020 Guidance Metric Low End High End RevPAR Growth -0.5% 1.0% Total RevPAR Growth 0.5% 3.0% Hotel Adjusted EBITDA Growth -1.5% 2.0% Adjusted EBITDA $245 million $255 million Adjusted FFO $203 million $211 million Adjusted FFO per share $1.00 per share $1.04 per share (based on 203 million diluted shares) 9

Share Repurchase Plan: 7.8MM Shares • $250MM Plan Authorization • $75MM repurchased at $9.58 per share under current 10b5-1 • $175MM remaining under repurchase authorization Implied Valuation 2019 EBITDA Multiple 11.2x 2019 NOI Cap Rate 8.2% Discount to NAV 25% - 40% 10

RESORT STRATEGY RATIONALE 11 L’Auberge de Sedona

Research Demonstrates Small Resorts Outperform • According to CBRE/PKF research study, small resorts(1) have: • Less downside risk due to larger stream of reliable non-rooms revenue • Preserved the most ADR through the recession of the early 2000s • Achieved superior levels of ADR growth since 2009 to all other market classes REVPAR CAGR FROM 1987 - 2017 4.5% Total US: 4.0% 4.2% 4.0% 3.1% 3.5% 3.8% 3.0% 3.1% 3.3% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 1 Small Resorts Upper Upscale Luxury All Resorts All Urban Hotels Source: CBRE Hotels Research. (1) Collection of non-golf resorts with less than 200 rooms 12

DRH Lifestyle & Independent Strategy

RATIONALE FOR TARGETING LIFESTYLE HOTELS, INDEPENDENTS, & SOFT BRANDS

- To grow with shift towards experiential travel
- Reduces reliance on traditional brands
- Balances portfolio
- Greater opportunity for smaller deals
- Target allocation will be achieved through acquisitions of lifestyle hotels, independents and soft brands and dispositions of traditional boxes

CURRENT ALLOCATION(1)



Lifestyle, Independents, & Soft Brands 22%
Traditional Brands 78%

LONG-TERM TARGET ALLOCATION



Lifestyle, Independent, & Soft Brands 33%
Traditional Brands 66%

(1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L'Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2019A EBITDA for all properties except Frenchman's Reef and Havana Cabana where 2016A used due to closure. Pro forma for full year for acquisitions.

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Consumers Spending More on Experiences Than Material Goods Indexed Spending Growth (1980-2019) 15-Year Spending CAGR (2004-2019) 5.0% 1,000 900 4.0% 800 700 Shift in Consumer 3.0% 600 Spending 500 2.0% 400 300 1.0% 200 100 0.0% 1980 1985 1990 1995 2000 2005 2010 2015 Motor Vehicles Jewelry and Home Experiences (1) Watches Furnishings Motor Vehicles Home Furnishings Jewelry and Watches Experiences (1) Source: Bureau of Economic Analysis. Note: Represents personal consumption expenditures by category indexed to 100 for the year 1980. (1) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US residents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services. 14

Resort Thesis Already Proven Successful EBITDA Multiple @ EBITDA Increase Investment ($MM) Purchase YE 2019 $MM Burlington Hilton $64 16.5x 8.9x $3.9 Cavallo Point $154 13.8x 13.9x $0.1 Charleston Renaissance $43 11.9x 7.0x $2.9 Fort Lauderdale Westin $167 14.8x 10.7x $5.5 Frenchman's Reef & Morning Star $266 7.1x 10.6x $14.4 Havana Cabana $54 12.2x 15.8x ($0.5) Key West Suites $109 14.9x 18.3x ($0.4) The Landing Resort & Spa $44 17.8x 25.9x ($0.7) Sedona - L'Auberge $67 15.8x 8.6x $3.6 Sedona - Orchards Inn $31 13.7x 14.2x $0.0 Shorebreak $63 14.6x 11.5x $1.5 Sonoma Renaissance $40 10.7x 5.7x $4.0 Vail Marriott Mountain Resort $96 13.4x 8.7x $6.2 Total Resort $1,197 13.1x 10.9x $40.5 Note: Frenchman’s Reef PF Stabilized EBITDA. Cavallo Point and Key West Suites adjusted for renovation disruption. 15

ROI PROJECTS 16 Renaissance Charleston Historic District

ROI Projects Drive Shareholder Value Incremental Incremental Incremental Projected Property Project Capital Spend EBITDA Value Project Status Completion ($MM) ($MM) ($MM) Hotel Emblem Complete Renovation and Repositioning $5.1 $1.5M - $1.8 $25 - $30 Complete Q1 2019 Worthington Renaissance Restaurant and Lobby Renovation $7.8 $1.7 $20 Complete Q4 2019 JW Marriott Denver Renovation and Restaurant Repositioning $2.4 $1.3 $17 In Progress Q1 2020 The Lodge at Sonoma Reposition as Autograph Collection $5.0 $1.2 $17 In Progress Q2 2020 Sheraton Key West Reposition as an Independent Hotel $10.7 $1.7 - $2.2 $23 - $31 In Progress Q2 2020 Hilton Boston Downtown 29 Additional Guestrooms $5.5 $1.0 $14 In Progress Q3 2020 Sedona - Orchards Inn Reposition as Cliffs at L'Auberge $17.6 $3.7 $53 In Planning 2021 Additional 17 Keys and Resort The Landing Resort & Spa $5.7 $0.9 $12 In Planning 2021 Enhancements Vail Marriott Resort Renovation and Repositioning $27.0 $3.0 - $4.0 $41 - $55 In Planning 2021 Total $86.8 $16.0 - $17.8 $222 - $249 2019-2021 Value-Add Investments Are Expected To Create $0.67/sh to $0.80/sh of Value 17

DRH to Benefit from Renovated Portfolio >70% of DRH portfolio has been renovated in recent years. CapEx as a % of Revenue (3-Year Average) 13.2% 12.6% 11.7% 11.6% 2020-2022E 7.9% 7.2% 7.0% SHO DRH PEB LHO HST PK DRH $110 Million Renovation Complete $27 Million Renovation Complete Chicago Marriott Downtown Magnificent Mile The Gwen, Luxury Collection Source: Wall Street Research, Company Filings. 18 (1) 2016-2018 reported capital expenditures

Cavallo Point: 10 Years of ROI Opportunities Newly acquired luxury resort located in Golden Gate National Recreation Area in Sausalito, CA. Situational Overview • Famous luxury resort in highly desirable Sausalito • Situated at the base of the Golden Gate Bridge with sweeping views of the San Francisco Bay • Average daily rate over $400 • Independently branded with third-party operator • Low-to-zero supply growth market • 2019 RevPAR growth expected to exceed national average Numerous Upside Opportunities • Owner-operated with upside from asset management best practices • Convert former unused guard house at resort’s entrance into a bakery and F&B outlet – incremental $2MM in revenue • Entitlement allows for an additional 83 Keys Project Purchase Price Yield on TTM NOI Total RevPAR EBITDA Multiple Details $152MM 6.7% $809 12.8x 19

FRENCHMAN’S REEF RELAUNCH 20 Noni Beach Resort

Frenchman’s Reef Re-Opening Q4 2020 Project Update Insurance Claim Settled Q4 2019 Anticipated Opening Q4 2020 Noni Beach Pool Area Rendering Branding Established Marriott/Autograph Management Selected Aimbridge Stabilized EBITDA $25M Coco’s Beach Club Rendering 21

Frenchman's Reef Return on Investment

Pre Hurricane EBITDA					
2012	2013	2014	2015	2016	5 Year Average
$10.9MM	$12.5MM	$14.9MM	$15.6MM	$16.6MM	$14.1MM

- Frenchman's Reef and Noni Beach are expected to generate a combined $25MM of EBITDA upon stabilization
  - This implies ~$11MM of incremental EBITDA compared to pre hurricane five year average

Stabilized EBITDA return on investment expected to be in the mid teens

Hotel Development Act

- The Hotel Development Act (Bill 33-0104), passed in 2019, permits certain hotels with sufficient damage to recoup costs uncovered by insurance
- Costs are reimbursed through retention of 50% of 12.5% occupancy tax
- Does not limit the recapture or time frame of collection
- DRH estimates $3MM[1] of potential annual reimbursement that is incremental to our proforma



Beach Rendering

(1) Any reimbursement will be recognized as a reduction to our investment basis and not recognized as EBITDA

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Best-in-Class Rebuild Team



Kollin Altomare Architects

Four Seasons Punta Mita Resort & Spa
The Ritz-Carlton Laguna Niguel
The Fairmont Scottsdale Princess Resort
The Ritz Carlton, Kapalua Maui



WhiteSpace
(Design)

Four Seasons Scottsdale at Troon North
Four Seasons Hotel Austin
Ritz-Carlton Half Moon Bay



The Johnson Studio
(F&B Design)

The Ritz-Carlton Grand Cayman
(Blue, Seven, Taikun, Ritz Lobby Bar)
Lobster Sea Bar Grille (Miami Beach)
Del Frisco's Double Eagle Steakhouse (Dallas)



Maris Collective
(Retail, Concepts, Programming)

Four Seasons Maui
Four Season Anguilla
Fairmont Kea Lani, Maui



Richard Sandoval Group
(Celebrity Chef)

Four Seasons Nevis
Four Seasons Punta Mita
Maya (NYC, Dubai)
Toro (Abu Dhabi)

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Frenchman’s Reef Lobby Frenchman's Virtual Tour 24 Frenchman’s Reef Lobby Rendering 24

Frenchman’s Reef Renovated Guestroom Frenchman's Virtual Tour 25 Frenchman’s Reef Guestroom Rendering 25

Morningstar Lobby Morningstar Virtual Tour 26 Noni Beach Lobby Rendering 26

Morningstar Renovated Guestroom Morningstar Virtual Tour 27 Noni Beach Guestroom Rendering 27

OPPORTUNISTIC CAPITAL RECYCLING 282 The Westin San Diego 8

Creating Value Throughout Cycle Value Creation Playbook Tools Available • Match-fund Near-term Accretive Acquisitions By Issuing • $300MM Investment Equity At or Above NAV Lower Capacity • Consider Opportunistically Raising Equity Above NAV, if • Acquisitions appropriate • ATM program • Limit Non-core Asset Sales • Sell Non-Core Assets • Explore high-value creating acquisition and • Consider Accretive Acquisition Opportunities disposition • Consider All Options for Use of Dispositions Proceeds opportunities • Sell Non-Core Assets and Deploy Proceeds Into Share Cost of of Capital Cost Repurchases • Share repurchase program • Consider Using Leverage Capacity to Opportunistically Accelerate Share Repurchases • $175MM remaining on $250MM program • Explore Additional Asset Sales Higher 29

Opportunistic Capital Recycling Similar to most lodging REIT peers, DRH currently trades at >25% discount to NAV per share Hotel NOI Cap Rate Estimated Value(2) Region 2019 Low Mid High Low Mid High Mid / Key(3) Boston $36.8 6.0% 6.5% 7.0% $525.1 $565.5 $612.6 $473 Chicago $34.8 6.5% 7.0% 7.5% $463.5 $496.6 $534.8 $329 Dallas / Fort Worth $11.4 7.0% 7.5% 8.0% $142.5 $152.0 $162.8 $302 Denver $8.5 6.0% 6.5% 7.0% $121.5 $130.8 $141.7 $351 New York City $26.8 5.0% 5.5% 6.0% $446.2 $486.7 $535.4 $321 San Diego $10.7 6.5% 7.0% 7.5% $142.4 $152.5 $164.3 $350 San Francisco $10.8 5.0% 5.5% 6.0% $179.7 $196.1 $215.7 $831 Washington, DC $14.2 6.5% 7.0% 7.5% $189.9 $203.5 $219.1 $298 Other Urban $22.2 6.5% 7.0% 7.5% $296.5 $317.7 $342.1 $297 Resorts $62.9 6.0% 6.5% 7.0% $898.1 $967.2 $1,047.8 $468 Resorts Under Development $20.0 8.0% 8.5% 9.0% $222.2 $235.3 $250.0 $737 Total $259.0 6.1% 6.6% 7.1% $3,627.4 $3,903.9 $4,226.3 $394 NAV Per Share $13.09 $14.47 $16.08 Note: Frenchman’s Reef using stabilized NOI as proxy for multiple. (1) Share price as of 1/21/20 (2) Dollar amounts in millions (3) Dollar amounts in thousands 30

DRH RETURN OF CAPITAL DRH Return of Capital (1) Dividend & Share Repurchase Dividend & Share Repurchase Dividend Yield (2) (3) Yield Payout Ratio SVC 8.9% RLJ 10.3% PK 94% AHT 8.6% APLE 10.3% APLE 94% PK 8.5% HT 9.9% DRH 87% HT 7.7% AHT 8.9% RLJ 82% RLJ 7.4% SVC 8.9% HST 80% APLE 7.4% PK 8.5% SHO 74% CLDT 7.2% DRH 7.9% CLDT 74% BHR 7.2% BHR 7.3% INN 59% INN 5.8% HST 7.2% PEB 59% PEB 5.7% CLDT 7.2% SVC 56% SHO 5.4% SHO 7.0% RHP 55% XHR 5.1% INN 5.8% HT 55% DRH 4.5% PEB 5.8% BHR 50% HST 4.3% XHR 5.1% AHT 49% RHP 4.2% RHP 4.2% XHR 46% DRH Rank: 13 out of 15 DRH Rank: 7 out of 15 DRH Rank: 3 out of 15 Mean (excluding DRH): 6.7% Mean (excluding DRH): 7.6% Mean (excluding DRH): 66% Source: FactSet as of December 31, 2019. Note: Excludes lodging REITs that were not publicly trading prior to 2018 and lodging REITs with an equity market capitalization <$250 million. (1) Represents last quarter annualized dividend yield, except for SHO, which is depicted on a last 12 month basis. (2) Represents dividend yield plus last 12 month stock repurchases as a percentage of equity market capitalization. 31 (3) Represents last 12 month common dividends paid and stock repurchases as a percentage of cash flow from operations.

$300MM of Investment Capacity CONSERVATIVE BALANCE 2019 CREDIT RECAST SHEET STRATEGY (1) EXTENDED MATURITIES $600 • 23 unencumbered hotels $500 • Well-laddered maturity schedule with no $400 maturities until November 2020 $300 • $300 million of investment capacity $200 • No more than 25% floating rate debt $100 $0 • 2020 mortgage maturity payable in May 2020 2019 2020 2021 2022 2023 2024 2025 Secured Debt (2) Term Loan(2) Revolver Undrawn Revolver LEVERAGE BELOW PEER AVERAGE(3) 10.4 9.5 8.8 6.3 Average: 5.4X 4.7 3.9 3.7 3.5 1.5 1.2 AHT BHR HT INN PEB XHR DRH RLJ HST SHO (1) Source: Company Filings, Wall Street Research. (2) Assumes Salt Lake City mortgage to be refinanced into 5-year term loan upon maturity in 2020 (3) Source: Baird. Net Debt plus preferred / 2019 Consensus EBITDA 32 Note: Leverage calculation is not adjusted for estimated EBITDA contribution from Frenchman’s Reef

ASSET REPOSITIONING 33 Havana Cabana

Short Term Agreements Driving Value Over 70% of EBITDA Not Encumbered by Brand and Management in 2026 One of the least encumbered portfolios among all full-service REITs 2020 2026 33% 27% 67% 73% Management 29% 23% 24% 47% Brand 48% 29% 9 Hotels Terminable Franchise Agreements(1)(2) Encumbered(1)(2) Unencumbered Note: Based on 2019 EBITDA (1) Agreements terminable at will. 34 (2) Assumes the asset remains unencumbered when current agreements ends.

Management Transitions Unlock Profitability Westin Fort Lauderdale Beach Resort Westin Boston Waterfront (Case Study) • December 2014 Acquisition AimbridgeAimbridge/Interstate/Interstate Replaces Replaces BrandManagement Manager in in January January2020 2020 • Replaced brand manager with HEI in 2015 • Eliminated >$5M of annual expenses in first year with 2020 INCREMENTAL EBITDA continued overhaul of expense structure and operations Net Incremental Fees/Costs -$4.0MM Departmental Profit +$1.2MM subsequently Gen. & Admin/Other +$2.9MM • Full guestroom renovation completed in 2018, with F&B and Sales & Marketing +$2.3MM lobby repositioning completed in 2017 Total Cost -$4.0MM Total Benefit +$6.4MM • Repositioned Siren’s Table into Lona Cocina and Incremental EBITDA +$2.4MM Tequileria • Lona forecasted to generate ~$6MM revenue in 2019, Source: Aimbridge/Interstate vs. Marriott Proforma Budget compared to ~$2.6MM revenue from Siren’s Table • Halo effect continues to drive business at the hotel PERFORMANCE SINCE ACQUISITION 2014 2019 Increase RevPAR $148.94 $166.99 12% EBITDA $9.6MM $15.6MM 63% EBITDA Margin 21.9% 30.5% 860bps EBITDA 14.8x 10.7x 28% Multiple(1) (1) Based on current investment basis. 35

2020 OUTLOOK 36 Boston Harbor Cityscape

DRH 2020 Outlook Favorable • Total 2020 booking pace up 14% • Chicago combined pace up 20% • Boston combined pace up 30% Chicago • Fort Worth pace up 15% • Frenchman’s Reef Marriott Resort & Spa and Noni Beach, an Autograph Hotel Reopening 4Q 2020 Boston Note: Latest pace data as of 1/24/20 Source: STR. 37

2020 Key Market Outlook

	Portfolio %	DRH Asset Outlook	Demand[1]	Supply[1]	DRH / Market Notes
Resorts	30%		0.7%	1.1%	• Resorts expected to outperform in 2020 as leisure travel continues to outpace corporate travel
Boston	14%		3.1%	3.4%	• Combined group pace up 30% • Boston Hilton under renovation and adding additional guestrooms
Chicago	14%		2.6%	1.5%	• Combined group pace up 20% • Large corporate groups expected to continue driving outside-the-room revenue
New York City	11%		3.7%	5.5%	• NYC supply growth expected to remain elevated through 2020
Fort Lauderdale	5%		3.5%	2.4%	• Weak convention calendar in 2020 • Re-concepted "Lona Cocina" opened late 2017 and continues to deliver strong revenue growth
Fort Worth	5%		7.1%	7.4%	• Group pace up 15% • Newly renovated "Toro Toro" steakhouse opened in 2019 and ramping throughout 2020
San Diego	4%		2.0%	1.4%	• Citywide room nights up mid-single digits in 2020 • Supply growth appears to be peaking
San Francisco	4%		1.3%	0.7%	• Low supply growth in market • Hotel Emblem expected to continue significant outperformance
Washington DC	4%		1.1%	1.4%	• Group pace up 5% • Strong convention calendar (+26%) in 2020
Denver	3%		4.9%	2.9%	• Combined group pace up 14% • Double-digit Total RevPAR growth forecasted in 2020

(1) Based on PKF Upper Priced Forecast

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